EXHIBIT 99.1

Chemours Appoints Denise Dignam President, Titanium Technologies & Chemical Solutions, Gerardo Familiar Named President, Advanced Performance Materials

Business strategies are unchanged as the company promotes top executives

Wilmington, Del., March 23, 2023 – The Chemours Company (“Chemours”) (NYSE: CC), a global chemistry company with leading market positions in Titanium Technologies, Thermal & Specialized Solutions, and Advanced Performance Materials, announces the appointment of Denise Dignam as President, Chemours Titanium Technologies and Chemical Solutions, effective April 1, 2023. Chemours will promote Gerardo Familiar to succeed Ms. Dignam as President, Chemours Advanced Performance Materials.

“Chemours is fortunate to have tremendous internal talent from which to draw in order to fill these key leadership positions,” said Mark Newman, Chemours President and Chief Executive Officer. “Both Denise and Gerardo are proven leaders who have helped to drive strong business performance and embrace our passion for producing critical chemistries that are innovative, responsibly manufactured, and play an essential role in a more sustainable economy.”

Denise Dignam brings more than 30 years of chemical industry experience to her new role leading Chemours’ largest business segment and Chemical Solutions business. Her expertise spans commercialization, sales, marketing, strategy, supply chain, and operations. She was named to lead the Advanced Performance Materials (APM) segment in 2021 and under her leadership, the segment achieved record Net Sales, Adjusted EBITDA, and Adjusted EBITDA Margin. During her tenure, APM has accelerated growth initiatives in clean energy and advanced electronics, announced strategic partnerships and initiatives in North America and Europe, and reshaped the product portfolio from advanced materials to performance solutions to drive long term growth.

Gerardo Familiar has more than two decades of experience in the chemicals sector. He is currently general manager for the Chemours hydrogen venture where he has been central to accelerating Chemours’ growth initiatives in clean energy and hydrogen solutions. Prior to that, he led Global Strategy, Marketing, and Regulatory Affairs for Thermal & Specialized Solutions (TSS). In his time with Chemours, Mr. Familiar was also Investor Relations director, and served simultaneously as president of Chemours Mexico and Latin Americas business director for both the APM and TSS segments. He was previously global business director for the Teflon™ business, held several sales and marketing positions within the fluorinated chemistries segments. And he spent almost ten years as a consultant focused on business strategy, process improvement and value-based management.

Mr. Newman added, “As I reflect on the strength of our three businesses and the depth and diversity of our leadership team, I am excited about Chemours' ability to continue delivering significant value to our stakeholders in the coming years.”

About The Chemours Company

The Chemours Company (NYSE: CC) is a global leader in Titanium Technologies, Thermal & Specialized Solutions, and Advanced Performance Materials providing its customers with solutions in a wide range of industries with market-defining products, application expertise and chemistry-based innovations. We deliver customized solutions with a wide range of industrial and specialty chemicals products for markets, including coatings, plastics, refrigeration and air conditioning, transportation, semiconductor and consumer electronics, general industrial, and oil and gas. Our flagship products are sold under prominent brands such as Ti-Pure™, Opteon™, Freon™, Teflon™, Viton™, Nafion™, and Krytox™. The company has approximately 6,600 employees and 29 manufacturing sites serving approximately 2,900 customers in approximately 120 countries. Chemours is headquartered in Wilmington, Delaware and is listed on the NYSE under the symbol CC.

For more information, we invite you to visit chemours.com or follow us on Twitter @Chemours or LinkedIn.

EXHIBIT 99.1

Forward-Looking Statements
This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to a historical or current fact. The words "believe," "expect," "will," "anticipate," "plan," "estimate," "target," "project" and similar expressions, among others, generally identify "forward-looking statements," which speak only as of the date such statements were made. These forward-looking statements may address, among other things, the outcome or resolution of any pending or future environmental liabilities, the commencement, outcome or resolution of any regulatory inquiry, investigation or proceeding, the initiation, outcome or settlement of any litigation, changes in environmental regulations in the U.S. or other jurisdictions that affect demand for or adoption of our products, anticipated future operating and financial performance for our segments individually and our company as a whole, business plans, prospects, targets, goals and commitments, capital investments and projects and target capital expenditures, plans for dividends or share repurchases, sufficiency or longevity of intellectual property protection, cost reductions or savings targets, plans to increase profitability and growth, our ability to make acquisitions, integrate acquired businesses or assets into our operations, and achieve anticipated synergies or cost savings, all of which are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements are based on certain assumptions and expectations of future events that may not be accurate or realized, such as full year guidance relying on models based upon management assumptions regarding future events that are inherently uncertain. These statements are not guarantees of future performance. Forward-looking statements also involve risks and uncertainties that are beyond Chemours' control. In addition, the COVID-19 pandemic has significantly impacted the national and global economy and commodity and financial markets, which has had and we expect will continue to have a negative impact on our financial results. The full extent and impact of the pandemic is still being determined and to date has included significant volatility in financial and commodity markets and a severe disruption in economic activity. The public and private sector response has led to travel restrictions, temporary business closures, quarantines, stock market volatility, and interruptions in consumer and commercial activity globally. Matters outside our control, including general economic conditions, have affected or may affect our business and operations and may or may continue to hinder our ability to provide goods and services to customers, cause disruptions in our supply chains such as through strikes, labor disruptions or other events, adversely affect our business partners, significantly reduce the demand for our products, adversely affect the health and welfare of our personnel or cause other unpredictable events. Additionally, there may be other risks and uncertainties that Chemours is unable to identify at this time or that Chemours does not currently expect to have a material impact on its business. Factors that could cause or contribute to these differences include the risks, uncertainties and other factors discussed in our filings with the U.S. Securities and Exchange Commission, including in our Annual Report on Form 10-K for the year ended December 31, 2022. Chemours assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law.

EXHIBIT 99.1

INVESTORS
Jonathan Lock
VP, Corporate Development and Investor Relations
+1.302.773.2263
investor@chemours.com

Kurt Bonner
Manager, Investor Relations
+1.302.773.0026
investor@chemours.com

NEWS MEDIA
Thom Sueta

Director, Corporate Communications

+1.302.773.3903
media@chemours.com